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                                                                    Exhibit 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 of our report dated January 26, 1998 included in Davox Corporation's Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.



Arthur Andersen LLP

Boston, Massachusetts
April 6, 1998